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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-04197, 333-69377, 333-69393, 333-69611,
333-73241) of DST Systems, Inc. of our report dated February 25, 1999 appearing in this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Kansas City, Missouri
March 26, 1999